HotelPlanner

Hotel Booking Experience Reimagined

October 2021

Important Legal Notices

Astrea Acquisition Corp., a Delaware corporation ("Astrea"), Lexyl Travel Technologies, LLC, DBA HotelPlanner.com, a Florida limited liability company, and Benjamin & Brothers, LLC, DBA Reservations.com, a Florida limited liability company (together with Lexyl Travel Technologies, LLC, DBA HotelPlanner.com, the "Companies"), and their respective directors, executive officers, members, managers, employees and other persons, may be deemed to be participants in the solicitation of proxies from the holders of Astrea's common stock in respect of the proposed transaction described herein (the "Transaction"). Information about Astrea's directors and executive officers and their ownership of Astrea's common stock is set forth in Astrea's Prospectus, dated February 3, 2021, filed with the Securities and Exchange Commission (the "SEC"), as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the Transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

In connection with the Transaction, Astrea will file relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Astrea will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Transaction, and other proposals. INVESTORS AND SECURITY HOLDERS OF ASTREA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ASTREA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ASTREA, THE COMPANIES, AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by Astrea with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by writing to Astrea at: 55 Ocean Lane Drive, Apt. 3021, Key Biscayne, Florida 33149.

Forward Looking Statements and Risk Factors

This presentation contains certain "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the execution of definitive agreements relating to the Transaction by and among Astrea and the Companies, and the transactions contemplated thereby, and the parties' perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the Transaction. The words "expect," "believe," "estimate," "intend," "plan," and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are inherently subject to various risks, uncertainties, and assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, that could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the timing of the completion of the Transaction, (ii) the ability to satisfy the various conditions to the closing of the Transaction set forth in the Agreement and Plan of Merger providing therefor (the "Agreement"), (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement, (iv) the risk that there may be a material adverse effect on the business, properties, assets, liabilities, results of operations or condition (financial or otherwise) of the Companies, taken as a whole; (v) risks related to disruption of management time from ongoing business operations due to the Transaction; (vi) the risk that any announcements relating to the Transaction could have adverse effects on the market price of Astrea's common stock; and (vii) other risks and uncertainties and other factors identified in Astrea's prior and future filings with the SEC, available at www.sec.gov.

Non-GAAP Measures

This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. generally accepted accounting principles ("GAAP"), including Adjusted EBITDA and Adjusted EBITDA margin. These non-GAAP measures are in addition to, and not a substitute or superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures used by the Company may differ from similarly titled measures presented by other companies. A reconciliation of non-GAAP measures to GAAP measures is contained in the appendix to this presentation.

The Company's management uses Adjusted EBITDA and Adjusted EBITDA margin to, among other things: (i) monitor and evaluate the performance of its business operations; (ii) facilitate its management's internal comparisons of its historical operating performance and (iii) analyze and evaluate financial and strategic planning decisions regarding future operating investments and operating budgets. In addition, the Company's management uses Adjusted EBITDA and Adjusted EBITDA margin to facilitate management's external comparisons of the Company's results to the historical operating performance of other companies that may have different capital structures and debt levels.

The Company defines Adjusted EBITDA to include net income before: (1) interest; (2) income taxes; (3) depreciation and amortization expense; (4) normalized members' expense; (5) PPP funding forbearance; and (6) other one-time expenses.

The Company also uses Adjusted EBITDA margin, which the Company calculates as Adjusted EBITDA as a percentage of revenue.

We have included a reconciliation of Adjusted EBITDA to net income (loss) for completed periods in Appendix A at the end of this presentation. We have not included a similar reconciliation for projected Adjusted EBITDA for future periods because such information cannot be provided at this time, due to the variability in certain amounts that would be included therein, including non-cash items and stock-based compensation expense.

Table of Contents



Astrea Acquisition Corp. Overview

Astrea Acquisition Corp. (ASAX), a NASDAQ listed SPAC, IPO'd in February 2021 with $172.5M cash-in-trust

Experienced team with solid track record



Mohsen Moazami
Chairman of the Board



Felipe Gonzalez
Chief Executive Officer



Jose Luis Cordova
Chief Financial Officer

- The Astrea Management Team and Board of Directors have **very robust investment experience** in both liquid and illiquid markets
- Astrea's team has a **proven track record of sourcing, underwriting and investing** in a significant number of highly attractive risk-adjusted investment opportunities

Vcinity | Cisco | sciens | Deloitte. | Kurt Salmon Part of Accenture Strategy | CNTP | Strongrock Capital

Proven and successful SPAC experience

opes acquisition corp. + BURGERFI

- The Astrea Management Team was part of the leadership team of Opes Acquisition Corp. (OPES)
- Opes completed a business combination with **BurgerFi**, a novel fast-casual "better burger" concept
- The BurgerFi investment, which closed in December 2020, was one of the **most successful SPAC transactions** of 2020

Refined & sound strategy

- Invest in a technology enhanced high-growth company that has a clearly differentiated business model and is disrupting a traditional sector through a technological and operational differentiator

Transaction Overview

Key Highlights

- Three-way merger between Astrea Acquisition Corp., HotelPlanner, and Reservations.com
- $567.1M Post-Money Valuation
  - 4.45x 2021E Revenue of $127.5M
  - 3.34x 2022E Revenue of $170.0M
- Earnout based on stock price performance at the following dates:
  - 04/30/2023 – 5M shares if share price greater than or equal to $15.00 per share
  - 04/30/2024 – 8M shares if share price greater than or equal to $18.00 per share
  - 04/30/2025 – 7M shares if share price greater than or equal to $21.00 per share
- $35M+ in secondary proceeds primarily to effectuate combination between HotelPlanner and Reservations.com
- 11-member board led by Chairman and CEO Tim Hentschel includes 6 independent board members with leadership experience in technology, media, and government
- HotelPlanner shareholders, Reservations.com shareholders, and Astrea Acquisition Corp. sponsor shares subject to 6-month lockup

Estimated Sources & Uses ($M)

Sources	
Astrea Cash in Trust	$172.5
Equity Rollover - HotelPlanner	334.8
Equity Rollover - Reservations.com	130.2
HP Net Cash from Balance Sheet [1]	10.0
Total Sources	**$647.5**

Uses	
Cash to Balance Sheet	$120.8
Equity Rollover	465.0
HotelPlanner Secondary Proceeds	10.0
Reservations.com Secondary Proceeds	25.0
Fees and Expenses	26.7
Total Uses	**$647.5**

Pro Forma Ownership[2]



25%
7%
49%
19%
Astrea Investor Shares
Astrea Sponsor Shares
Existing HotelPlanner Shareholders
Existing Reservations.com Shareholders

1) Net cash includes cash and debt from both HotelPlanner and Reservations.com
2) Based on transaction price per Astrea share of $10.00

HotelPlanner at a glance

Our proprietary AI-based tech platform is one of the most efficient and personalized ways to book hotels


Exclusive Hotel Deals

Our unrivaled technology gives us an edge

- Optimizes customer acquisition and booking experience
- Scalable and customizable platform for booking partners
- Drives more traffic to our portfolio of sites
- Acquire, support and retain customers and partners in a mutually beneficial way
- Greater flexibility to integrate all products into a universal solution
- Full support and control of the user experience for gig-based travel agents

Closed User Group Rates + AI Tech Platform + Global Gig-Based Travel Agents + Hotel Partners = Hotel Booking Experience Reimagined

Key Attributes

- Unpublished "Closed User Group" discount rates in private sale environments
- Highly personalized booking experience through 24/7 Global Gig-Based Travel Agents
- 50,000+ Direct Hotel Partner relationships built over two decades
- Diversified revenue sources and organic & external growth opportunities
- Seasoned hospitality and technology innovators with 220+ years of combined experience

Hotel booking platform ready to take advantage of the industry's inflection point

Collection of leading players deeply entrenched in the online travel ecosystem

THREE POWERFUL BRANDS IN THE TRAVEL TECHNOLOGY SPACE

HotelPlanner.com + MEETINGS.com + RESERVATIONS•COM → HotelPlanner

Transaction Highlights and Business Synergies

- Merger of leading players that are deeply entrenched across the online travel value chain
- Proprietary technology platform provides unpublished rates to Closed User Groups
- Scalable platform that leverages deep hotel relationships to provide a highly personalized booking experience
- Large, attractive market with opportunities for near-term organic and external growth
- Business model that has been profitable since founding, with immediate and tangible synergies
- Exceptional management team led by seasoned travel experts with 220+ years of combined experience

Online travel industry approaching the apex of the turn

Four key drivers of the industry recovery:

1 Travel industry is expected to be driven by **disposable income**[1]

Private consumption and disposable income, 2020 vs. 2019, YoY real change, %


China
3
-3
1.1x
France
0
-7
1.6x
Germany
0
-6
1.5x
United Kingdom
-1
-11
2.6x
United States
6
-4
2.3x
2020 savings as a ratio of 2019 savings
Private consumption
Disposable income

2 **Domestic Travel** will be the first to recover[3]


Projected recovery by segment, index (2019 – 100)
110
100
90
80
70
60
50
40
30
20
2019
2020
2021
2022
2023
Domestic
Outbound

3 Demand recovery will be led by **leisure travelers**[2]



	2020		2022	
OCCUPANCY	45%	→	62%	+17%
AVG. DAILY RATE	$103.00	→	$118.50	+15%
REVENUE PER AVAILABLE ROOM	$45.38	→	$73.25	+61%

4 Shift to **digital and mobile**[4]

83%
US adults want to book their trips online

2x
Pace in online bookings compared to overall category[4]

148M+
Travel bookings made annually (USA)[5]

1) McKinsey Global Institute, "The consumer demand recovery and lasting effects of COVID-19".
2) PwC, "Hospitality Directions US", Outlook Tables.
3) McKinsey & Company, "COVID-19 Tourism spend recovery in numbers".
4) Tourism Economics and U.S. Travel Association.
5) Truist Securities Research 6/24/21.

The current moment in the road to recovery presents a unique opportunity

CONSUMER TRAVEL TRENDS

80% of global consumers

90% of U.S. consumers

Expect to take a trip in 2021[1]

$1.2T

By 2025 – projected total domestic and international travel spending[2]


Business and Leisure Travel Expenditure³
US$bn
48% Market decline
Opportunity for HotelPlanner
1,026
1,081
1,147
1,213
633
870
1,028
1,163
1,247
1,329
23%
7%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
YoY growth rate

1) Jefferies Research 6/18/21
2) Tourism Economics and U.S. Travel Association
3) Business and leisure travel for outbound and domestic trips, including expenditure for transport, accommodation, entertainment, food & beverages, activities, retail & others.

How We Operate





Tim Hentschel ★

CEO/Chairman of the Board
Co-Founder, HotelPlanner

- 3rd generation hotelier, company visionary & driving force for hotel industry innovations
- Awarded prestigious Cornell Hospitality Innovator Award 2018

Cornell University School of Hotel Administration



John Prince ★

President / CIO
Co-Founder, HotelPlanner

- Architect driving the product & roadmap with a deep understanding of the global hotel market
- Prior experience with Capital One and IBM as a Senior Software Engineer

Capital One IBM



Bruce Rosenberg

COO, HotelPlanner

- Veteran executive of travel & hospitality industry working in management roles with Expedia, Hilton, Marriott & United Airlines
- Broad expertise in organizational management, online marketing & customer relationship management on a global scale.

Marriott Hilton Hotels.com



Joe Groglio

CFO, HotelPlanner

- Seasoned financial executive with experience at Fortune 200 travel and consumer products sectors, including KPMG, PepsiCo & Hertz.
- Background in accounting & management leading companies from private equity ownership to public offerings

KPMG PEPSICO Hertz



Yatin Patel ★

Co-Founder, Reservations.com

- Leader and innovator in travel/hospitality market; has served at the forefront of digitization of the space
- Previously co-founded and operated numerous online travel businesses

ORLANDO.COM roomstays.com HotelSavings.com



Mahesh Chaddah ★

Co-Founder, Reservations.com

- Extensive background in computer science, web development and advanced analytics and 15+ years of online travel experience
- Previously co-founded and operated numerous online travel businesses

ORLANDO.COM roomstays.com HotelSavings.com

★ Board member

NON-EMPLOYEE DIRECTORS



Dylan Ratigan

former MSNBC host of "The Dylan Ratigan Show"

- Co-host of "Truth or Skepticism" on Tastytrade.com
- New York Times best-selling author, filmmaker and veteran of financial and global cable news



Jeff Goldstein

former President of Pricegrabber

- Founder at Castle Valley Partners
- Former Chief Strategy Officer at Apex Clearing Corporation, a digital clearing and custody engine
- Former Chief Digital Officer at Aristocrat, a provider of gaming and casino management systems



Dieter Huckestein

former CEO of Conrad Hotels

- Former President of Hilton Global Alliance
- Former Chairman of American Hotel & Lodging Association



Jim Wilkinson

Chairman/CEO, Trailrunner International

- Vice Chairman of MDH SPAC
- Former SVP, Head of International Corporate Affairs for Alibaba Group
- Former Chief Communications Officer at PepsiCo



Mohsen Moazami

former President of Cisco Systems

- Chairman of the Board, Astrea Acquisition Corp
- Managing Partner, Seif Capital
- Advisor and Board member to numerous companies globally



Gianno Caldwell

Fox News political analyst

- Founder/Principal of Caldwell Strategic Consulting, a bipartisan firm focusing on healthcare, financial services, energy and local government issues
- Host of the IHeart podcast Outloud with Gianno Caldwell
- Author of "Taken for Granted"



Kate Walsh

Dean of the Cornell University School of Hotel Administration

- E.M. Statler Professor and Professor of Management, School of Hotel Administration & Cornell SC Johnson College of Business, Cornell University
- Board member of the American Hotel & Lodging Association
- Former C.P.A.

We build on our

Proven

business model

- PERSONALIZED & CUSTOMIZED EXPERIENCE
- QUALITY CUSTOMER SERVICE
- DECADES OF ESTABLISHED RELATIONSHIPS
- ACCESS TO CLOSED USER GROUP RATES

… and combine it with a

Next Generation

user experience & booking engine

- ARTIFICIAL INTELLIGENCE
- 24/7 GLOBAL GIG-BASED CUSTOMER SERVICE PLATFORM
- POWERING CUSTOM BOOKINGS VIA AFFILIATES & OTA'S

"Closed User Group" discount rates create customer stickiness

WHAT ARE CLOSED USER GROUP RATES?

Unpublished discount rates offered to travelers with a specific affiliated group

+ Weddings, Reunions, Tour Groups
+ Pro & Amateur Sports Leagues
+ Industry conferences, Associations
+ Business meetings & corporate incentives

HOW CLOSED USER GROUP RATES BENEFIT HOTELPLANNER

+ Complementary – not competitive – relationships with Online Travel Agencies
+ Higher margin revenue with fewer cancellations
+ Larger proportion of higher-margin Merchant of Record transactions that optimize cashflow
+ Strengthens already-sticky relationships with enduring hotel partners

CLOSED USER GROUP RELATIONSHIPS

Expedia

Google

WEDDINGWIRE

priceline

MLS

LifeMart

the knot

Attracting customers through three diverse pathways

Customers are offered a competitive rate and different payment options to create stickiness

1 HOTELPLANNER DIRECT	2 AFFILIATE PARTNER	3 OTA CLIENTS
Customer searches for hotel online	the knot | WeddingWire Customer visits wedding planning site and requests accommodation	Expedia | priceline Customer searches on an OTA website for 9+ room groups, meetings or events
SEO/SEM drives Individual or Group Customer to HotelPlanner.com	HotelPlanner.com 'white label' booking engine	HotelPlanner.com 'white label' booking engine
50K Direct hotel partnerships BW Best Western, Marriott, Choice, IHG, Wyndham, Hilton	**Customer choice** Books hotel with a pre-payment to HotelPlanner.com at **Closed User Group rate** **or** can pay at hotel	

Customer stays at hotel, has a positive booking experience, and repeats business

Our global gig-based travel agents only require WiFi and a headset



Scalable and flexible gig economy customer service model with access to ongoing training and support



Access to proprietary, AI technology platform which delivers group rates to gig-based travel agents



Network of highly-trained, global gig-based travel agents who can provide local travel advice

How We Generate Value



Hybrid customer acquisition approach drives booking volume and repeat business

~70%
Strategic paid advertising plan enabling predictable traffic stream

~15%
Sophisticated, time-tested strategy driving organic traffic

~15%
Network of strong affiliate partner relationships to boost bookings across platforms

SEARCH ENGINE MARKETING/ PAY PER CLICK

SEARCH ENGINE OPTIMIZATION

AFFILIATE NETWORK

HYBRID MARKETING STRATEGY

Best-of-breed strategy guarantees **steady stream of bookings** and unlocks **marketing & margin efficiency** plays

2018-2021E

~$2.5B
Accumulated Booking Volume

14%
CAGR Revenue

Note: 2018 – 2020 financial information is unaudited; marketing spend percentages are based on 2021-2025 forecasted financials

HotelPlanner embraces the more profitable Merchant of Record model

$$$ MERCHANT OF RECORD MODEL

1. Customer selects hotel →
2. Books prepaid rate →
3. Pays with credit card upfront

PROCESS

Rate Obtained Directly from Hotel

- Bill customer credit card at time of sale
- Pay hotel day of arrival via virtual credit card
- **HotelPlanner keeps margin**

Wholesaler

- Bill customer's credit card at time of sale
- Wholesaler pays hotel
- HotelPlanner pays wholesaler 2x per month for post stay bookings

OTA

- Bill customer's credit card at time of sale
- HotelPlanner Pays OTA (i.e. Expedia) Immediately
- OTA (i.e. Expedia) pays hotel
- **HotelPlanner keeps margin**

$$$ TRAVEL AGENCY MODEL

1. Customer selects hotel →
2. Books "Pay at Hotel" rate →
3. Customer pays at hotel at check-out

PROCESS

Payment Processing

- Customer provides credit card at check-in
- HotelPlanner bills hotel for guest stay
- Hotel pays HotelPlanner

Financial Overview



HotelPlanner by the numbers

~$1.2B Estimated Gross Booking Volume by 2023	**$170M** 2022E Revenue	**42%** 2020-2023E Revenue CAGR
12% 2022E Adjusted EBITDA Margin, poised to scale	**49%** 2022E CUG Revenue, expected to become larger part of business mix over time	**$11M / $13M** Revenue and operating synergies already identified for 2022
Minimal Debt foundation of a strong balance sheet[1]	**Bootstrapped** from the beginning	**Platform** built for acquisitions

Note: 2020 financial information is unaudited; forecasted financials include synergies but not incremental impact of Astrea's capital infusion

1) HotelPlanner and Reservations.com combined have $1M in Total Debt as of July 2021.

Diversified and complementary revenue sources differentiate our market position

Closed User Group Bookings

49%

Key Differentiator

Leader in bookings for Closed User Groups, delivering unpublished rates in private sale environments to both individuals and groups

Non-Closed User Group Bookings

47%

50K+ Hotels

Direct relationships with over 50,000 hotels where HotelPlanner can take a traveler from end-to-end


HotelPlanner
$170M
of 2022E Revenue

Advertising

1%

Nascent but fast-growing advertising business on HotelPlanner websites

Partnerships

2%

Exclusive partnerships and preferred memberships for most critical relationships

Note: Forecasted pro forma numbers include synergies but not incremental impact of Astrea's capital infusion

High growth and scaling profitability

$ in Millions

Gross Bookings Volume


$632
$676
$480
$709
$976
$1,188
$1,500
2018A
2019A
2020A
2021E
2022E
2023E
2024E

Revenue and Adj. EBITDA Margin


HotelPlanner Revenue declined only ~23% in 2020 vs. ~50% drop on average for major OTAs; 2021E Revenue forecast to exceed 2019 revenue by 31%
9%
7%
(4%)
5%
12%
15%
19%
$85
$97
$75
$128
$170
$215
$273
2018A
2019A
2020A
2021E
2022E
2023E
2024E

Note: 2018 - 2020 financials is unaudited; forecasted financials include synergies but not incremental impact of Astrea's capital infusion

HotelPlanner has shown more resilience through COVID-19 than other travel players

HotelPlanner already exceeding 2019 revenue while other travel companies[1] experiencing drawn-out recovery

Industry Consensus vs. HotelPlanner (% of 2019 Revenue)


Actuals
Estimates
180%
140%
100%
60%
20%
(20%)
2019 2
Q1'20A
Q2'20A
Q3'20A
Q4'20A
Q1'21A
Q2'21E
Q3'21E
Q4'21E
Q1'22E
Q2'22E
Q3'22E
Q4'22E
138%
169%
183% HotelPlanner
120% despegar
108% Trip.com
103% Booking.com
101% Tripadvisor
99% Expedia
88% trivago
Booking Holdings
Expedia
Trip.com
HotelPlanner
Despegar 3
Trivago
TripAdvisor

Source: FactSet as of 10/04/21
Note: FY 2020 and Q1 2021 financials are unaudited and forecasted financials include synergies but not incremental impact of Astrea's capital infusion
1) Webjet and MakeMyTrip are excluded from public comparables due to no quarterly estimates for CY 2022E
2) Percentages represent the delta of each quarter to its respective quarter in 2019
3) Reported revenue was negative in Q2 2020

Synergies will boost revenue & adjusted EBITDA in 2022







Shift of Reservations.com's offline bookings to HotelPlanner's Closed User Group platform

Offline bookings are shifted to higher margin Closed User Group pipeline

Incremental revenue driven by supply mix change of HotelPlanner inventory / rates

Increasing commission rates over the forecast period

Scaling of S&M spend

Decreasing S&M expenses as a % of revenue over the forecast period

Reduced costs associated with global gig-based customer service platform

Increased reliance on Hotel Planner's homegrown AI-enabled technology

Reduced operating expenses

Operational leverage driven by scale and elimination of redundant expenses

Growth and operating leverage over time

	2021E	2022E	2023E	AT SCALE
REVENUE GROWTH	71%	33%	26%	20 - 25%
GROSS MARGIN	94%	94%	94%	94%+
S&M % of revenue	75%	69%	68%	57 - 65%
R&D % of revenue	3%	2%	2%	2 - 4%
G&A % of revenue	13%	11%	10%	6 - 9%
ADJUSTED EBITDA Margin	5%	12%	15%	20 - 27%

Note: Forecasted financials include synergies but not incremental impact of Astrea's capital infusion

HotelPlanner compares favorably to publicly traded travel technology companies

2021E Revenue as % of 2019A Revenue


HotelPlanner 131%
cvent² 89%
Booking.com 69%
Expedia 69%
Trip.com 62%
Tripadvisor 59%
despegar 53%
webjet.com.au 49%
make my trip 46%
trivago 45%
Comparable Median: 59%

2022E Revenue as % of 2019A Revenue


HotelPlanner 174%
cvent² 109%
despegar 106%
Booking.com 101%
Expedia 95%
Trip.com 93%
webjet.com.au 91%
Tripadvisor 86%
make my trip 86%
trivago 76%
Comparable Median: 93%

2021E-2023E EBITDA CAGR[1]


HotelPlanner 128%
Trip.com 406%
webjet.com.au 267%
trivago 120%
Tripadvisor 88%
Booking.com 64%
Expedia 60%
cvent² 23%
Comparable Median: 88%

Source: Company filings, FactSet, Capital IQ as of 10/04/21

Note: HotelPlanner forecasted financials include synergies but not incremental impact of Astrea's capital infusion

1) HotelPlanner metric based on adj. EBITDA; Despegar and MakeMyTrip excluded due to negative CY 2021E EBITDA

2) Not yet publicly traded; figures are based on adj. revenue and adj. EBITDA figures from investor presentation published 07/23/21

Compelling relative valuation

EV / 2021E Revenue


Comparable Median: 6.3x
4.4x
13.9x
10.5x
9.8x
9.2x
6.3x
5.5x
3.5x
2.6x
1.8x
HotelPlanner
webjet.com.au
cvent 1
Booking.com
make my trip
Trip.com
Tripadvisor
Expedia
despegar
trivago

EV / 2022E Revenue


Comparable Median: 4.2x
3.3x
8.5x
7.5x
6.7x
4.9x
4.2x
3.7x
2.5x
1.3x
1.0x
HotelPlanner
cvent 1
webjet.com.au
Booking.com
make my trip
Trip.com
Tripadvisor
Expedia
despegar
trivago

Source: Company filings, 451 Research, FactSet, Capital IQ as of 10/04/21
Note: HotelPlanner forecasted financials include synergies but not incremental impact of Astrea's capital infusion
1) Not yet publicly traded; multiples are based on EV and adj. revenue figures from investor presentation published 07/23/21

Proceeds to turbo charge growth

Increased performance marketing spend to increase growth and enhance predictability

Increased IT investment to enhance spur growth and reduce call center spend over time

Increased sales headcount and enhanced marketing initiatives

M&A firepower for targets in attractive tangential markets

Working capital to fund combined, larger business


Market Share





Note: 2018 -2020 financial information is unaudited

Thank you



Appendix



HotelPlanner P&L

$ in Millions

	2018A	2019A	2020A	2021E	2022E	2023E
Bookings						
Gross Bookings Volume	**$632.4**	**$676.0**	**$479.9**	**$709.5**	**$975.6**	**$1,187.8**
% Growth		*7%*	*(29%)*	*48%*	*38%*	*22%*
Revenue						
CUG[1]	$24.6	$26.6	$17.7	$49.7	$82.9	$112.5
Non-CUG[2]	53.4	59.2	53.3	76.0	80.7	90.2
Advertising	6.2	9.4	2.3	0.1	2.2	7.0
Other[3]	0.9	2.2	1.5	1.8	4.1	5.1
Total Revenue	**$85.1**	**$97.4**	**$74.8**	**$127.5**	**$170.0**	**$214.7**
% Growth		*14%*	*(23%)*	*71%*	*33%*	*26%*
Cost of Sales	6.1	5.1	4.5	8.2	10.6	12.6
Gross Profit	**$79.0**	**$92.3**	**$70.3**	**$119.4**	**$159.4**	**$202.1**
% Margin	*93%*	*95%*	*94%*	*94%*	*94%*	*94%*
Sales & Marketing	57.9	73.3	63.4	95.6	117.3	146.0
% of Revenue	*68%*	*75%*	*85%*	*75%*	*69%*	*68%*
Research & Development	2.6	3.3	3.1	3.7	4.0	4.4
% of Revenue	*3%*	*3%*	*4%*	*3%*	*2%*	*2%*
General & Administrative	13.0	13.5	9.2	16.4	18.6	20.9
% of Revenue	*15%*	*14%*	*12%*	*13%*	*11%*	*10%*
Total Operating Expenses	**$73.5**	**$90.0**	**$75.7**	**$115.6**	**$139.9**	**$171.3**
% of Revenue	*86%*	*92%*	*101%*	*91%*	*82%*	*80%*
EBITDA	**$5.5**	**$2.3**	**($5.4)**	**$3.8**	**$19.4**	**$30.8**
% Margin	*6%*	*2%*	*(7%)*	*3%*	*11%*	*14%*
Reservations.com Add-backs[4]	1.9	2.6	1.2	1.2	0.0	0.0
HotelPlanner Add-backs[5]	0.6	1.6	1.4	1.2	1.0	1.3
Adjusted EBITDA	**$8.0**	**$6.5**	**($2.8)**	**$6.2**	**$20.4**	**$32.1**
% Margin	*9%*	*7%*	*(4%)*	*5%*	*12%*	*15%*
Depreciation & Amortization	1.8	2.1	2.4	2.6	2.5	2.1
EBIT	**$6.2**	**$4.4**	**($5.2)**	**$3.6**	**$17.9**	**$30.1**
% Margin	*7%*	*4%*	*(7%)*	*3%*	*11%*	*14%*

Note: FY 2020 and forecasted financials are unaudited and forecasted financials include revenue and operating synergies but not incremental impact of Astrea's capital infusion

1) CUG revenue is net of booking cost and includes individual CUG booking revenue as well as group booking revenue

2) Non-CUG revenue is net of booking cost and includes service fee revenue

3) Other include HotelPlanner SaaS, HotelPlanner preferred memberships and Reservations.com's other revenue

4) Reservations.com add-backs include normalized members' expense and other miscellaneous one-time expenses

5) HotelPlanner add-backs include PPP funding forbearance and other miscellaneous one-time expenses

Non-GAAP Measure Reconciliation

$ in Thousands

	2018A	2019A	2020A
Net Income (Loss)	**$3,806**	**$107**	**($8,577)**
Reconciliations			
Other Expense / (Income)	($114)	$16	$782
Income Tax / (Benefit)	1	7	9
D&A	1,773	2,133	2,411
Normalized Members' Expense	1,193	1,193	1,193
PPP Funding Forbearance	0	0	1,400
Other Miscellaneous One-Time Expenses	1,292	3,060	0
Adjusted EBITDA	**$7,951**	**$6,515**	**($2,781)**

Note: FY 2020 financials are unaudited